UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of Registrant as specified in its Charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1670 Broadway, Suite 3100, Denver, Co 80202

(Address of principal executive offices)

(303) 626-8200

(Registrant’s telephone number, including
area code)

Not Applicable
(Former name or former address, if
changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement

On February 26, 2015, TransMontaigne Operating Company L.P., each of the lenders party thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent, entered into the Fifth Amendment to Second Amended and Restated Senior Secured Credit Facility (the “Amendment”), which amends the Second Amended and Restated Senior Secured Credit Facility dated as of March 9, 2011 (as amended, the “Credit Agreement”) to, among other matters, (i) increase the commitments under the Credit Agreement from an aggregate principal amount of $350.0 million to an aggregate principal amount of $400.0 million including a right to increase the commitments to an aggregate principal amount of up to $500.0 million, (ii) extend the maturity date of the Credit Agreement from March 9, 2016 to July 31, 2018, (iii) change the range of the additional interest margin applicable to borrowings under the Credit Agreement from a range of 2.25% to 3.00% to a range of 2.00% to 3.00% with respect to LIBOR borrowings and from a range of 1.25% to 2.00% to a range of 1.00% to 2.00% with respect to base rate borrowings, and (iv)  amend certain other provisions of the Credit Agreement as more specifically set forth in the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

Item 9.01             Financial Statements and Exhibits

(d)         Exhibits

10.1            Fifth Amendment to Second Amended and Restated Senior Secured Credit Facility, dated February 26, 2015, among TransMontaigne Operating Company L.P., each of the lenders party thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 2, 2015	TRANSMONTAIGNE PARTNERS L.P.

By: TransMontaigne GP L.L.C., its general partner

	By:	/s/ Robert Fuller
Robert Fuller
Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

INDEX TO EXHIBITS

10.1                               Fifth Amendment to Second Amended and Restated Senior Secured Credit Facility, dated February 26, 2015, among TransMontaigne Partners L.P., TransMontaigne Operating Company L.P., TransMontaigne Terminals, L.L.C., Razorback L.L.C., TPSI Terminals L.L.C., TPME L.L.C., TLP Finance Corp., TLP Operating Finance Corp., each of the lenders party thereto and Wells Fargo Bank, National Association, in its capacity as administrative agent